UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2014

GANNETT CO., INC.

(Exact name of registrant as specified in its charter)

Delaware	001-6961	16-0442930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia 22107-0910

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (703) 854-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 28, 2014, Gannett Co., Inc. (“Gannett”), Belo Corp. (“Belo”) and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as the successor trustee to JPMorgan Chase Bank, N.A., amended Belo’s Indenture, dated as of June 1, 1997, between Belo and the Trustee, to add Gannett as an additional obligor with respect to the payment of Belo’s outstanding 7 3⁄4% Senior Debentures due 2027 and 7 1⁄4% Senior Debentures due 2027.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2014	GANNETT CO., INC.

	By:	/s/ Todd A. Mayman
	Name:	Todd A. Mayman
	Title:	Vice President, General Counsel and Secretary